EXHIBIT 99.2


                 [Letterhead of LASER Mortgage Management, Inc.]


November 8, 1999


Mr. Michael Vranos
Ellington Management Group, L.L.C.
53 Forest Avenue
Old Greenwich, CT  06870

Re:  LASER MORTGAGE MANAGEMENT, INC.

Dear Mike:

          I received your November 5th letter and I have forwarded it to the other directors of the Company and to Lehman Brothers Inc., the Company's financial adviser, who will consider it promptly.

Very truly yours,

/s/ Frederick N. Khedouri

Frederick N. Khedouri
Chairman of the Board of Directors
LASER Mortgage Management, Inc.